Merrill Lynch Investment Managers



Annual Report

May 31, 2001


Merrill Lynch
Short-Term
U.S. Government
Fund, Inc.





www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Short-Term
U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.


Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Gregory Mark Maunz, Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001



DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended May 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +6.68%, +6.11%, +6.11% and +6.53%, respectively. (Fund results shown do not reflect sales charges. Complete performance information can be found on pages 4-6 of this report to shareholders.) Investment performance was mixed, as the Fund outperformed the Salomon Smith Barney (SSB) 6-Month Treasury Bill Index, which returned +6.06%, but lagged the SSB 1-3 Year Treasury Index return of +9.79% for the fiscal year. The Fund underperformed the SSB 1-3 Year Treasury Index because the Fund maintained a significant position of adjustable rate securities throughout much of the period. Prices of adjustable rate securities typically remain relatively stable because of the ability of their coupons to reset to changes in interest rates. However, the 12-month period saw short-term interest rates fall between 2.50% and 2.75%. Consequently, prices of short-term fixed rate securities rose sharply, allowing them to outperform adjustable rate securities on a total rate of return basis.

During the Fund's fiscal year ended May 31, 2001, the Fund's primary benchmark was changed from the Lehman Brothers Short Government Index (1-2 Years) to the SSB 1-3 Year Treasury Index. We believe the new benchmark provides for a better comparison relative to the Fund's investment objectives.


Economic Environment
US economic conditions continued to deteriorate during the six-month period ended May 31, 2001 as gross domestic product rose just 1.3% in the first quarter of 2001. In response to weaker economic activity, the US Federal Reserve Board embarked on an aggressive policy of easing monetary conditions by lowering the Federal Funds rate 250 basis points (2.50%) over a five-month period. The move marked the largest decline in the Federal Funds rate over the shortest time span during Alan Greenspan's tenure as Federal Reserve Board chairman.

Equity market losses have dampened consumer enthusiasm. Year to date through May 31, 2001, the unmanaged Standard & Poor's 500 Index was down 3.90%, while the unmanaged NASDAQ Composite Index was down 18.65%. Consequently, consumer spending has been sluggish. After rising at an average 5.0% rate during the previous two years, consumer spending slowed to a 2.9% rate in the first quarter of 2001. More importantly, in response to slower earnings growth, many companies have slashed costs through job reductions. As a result, jobless claims have risen steadily causing US unemployment to rise to a 4.4% rate in May 2001, up from a low of 3.9% in October 2000. Not surprisingly, with negative equity market returns and unemployment levels rising, most broad consumer confidence indexes have fallen to their lowest levels in more than four years. In addition, US manufacturing is exhibiting severe weakness. According to the National Association of Purchasing Managers Index, a survey which measures manufacturing conditions in the United States, conditions have fallen steadily since the fourth quarter of 2000 and currently indicate similarities to the last US recession in 1990-- 1991.

Despite aggressive Federal Reserve Board monetary policy easing, we do not anticipate inflationary pressures on the horizon. Although the core consumer price index and the core producer price index on a year-over-year basis are up (2.7% and 1.6%, respectively) from their lows of 2000, there are no real pricing pressures affecting the US economy. Capacity utilization rates in the manufacturing sector are declining rapidly. Excess capacity usually limits the ability of manufacturers to raise prices. In addition, the employment cost index, which measures wage and benefit costs, has remained steady over the last four quarters. Finally, commodity prices, as measured by the Journal of Commerce Index, have declined sharply from the start of the year.

We expect US economic growth to slowly rebound by the fourth quarter of this year. Although the monetary stimulus engineered by the Federal Reserve Board may take up to a year to boost economic activity, we expect the fiscal stimulus of the recently enacted Federal tax cuts to have more immediate results. The reduction of marginal tax rates and lowering of withholding taxes, coupled with tax rebates of approximately $40 billion payable in the third quarter, could add 0.50%--0.75% to gross domestic product in the fourth quarter of 2001.


Portfolio Matters
The six-month period ended May 31, 2001 saw a complete interest rate reversal of the prior six-month period. Short-term US Treasury yields followed the Federal Reserve Board's easing of interest rates by moving decidedly lower. Consequently, the US Treasury yield curve steepened sharply after being inverted throughout much of last year. As an example, the yield of the six-month US Treasury bill declined 2.61% during the period, closing at 3.56% on May 31, 2001. Meanwhile, the 10-year US Treasury yield declined just 0.09% during the period, closing at 5.38%.

In light of the bullish interest rate environment during the six-month period ended May 31, 2001, our investment strategy focused on two key themes. First, we sought to limit rising prepayment risk by reducing our exposure to prepayment sensitive mortgage-backed securities (MBS). We did this by increasing our holdings of US Treasury securities and asset-backed securities, as well as prepayment protected commercial mortgage-backed securities. Second, in anticipation of a steeper yield curve, we added non-amortizing bullet maturity securities to the Fund's holdings. Short bullet maturing securities offer significant total rate of return opportunities in a steep yield curve environment because of their ability to roll down the yield curve.

We will continue to emphasize adjustable rate securities as a core holding in the Fund. Although the total rate of return performance of most adjustable rate securities lagged short fixed rate securities during the period, we believe they provide a stable foundation in limiting overall net asset value fluctuation for the Fund. As we enter the second half of the year, US mortgage rates have risen and are currently 0.35% higher than their March lows. In addition, the Mortgage Bankers Association refinance index, which measures mortgage-refinancing activity, is down 45% from its peak. Consequently, we think MBS prepayment speeds have probably peaked and will begin to decline going forward. As such, we will begin to shift assets back into the MBS sector to capture their yield advantages. Furthermore, we believe that the Federal Reserve Board has already accomplished most of its monetary easing. As a result, we expect interest rates to remain range bound for the near term. In such an environment, MBS should perform well because of their yield advantages.

In Conclusion
We thank you for your interest in Merrill Lynch Short-Term U.S.
Government Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



July 6, 2001



Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001



PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.



Total Return
Based on a
$10,000
Investment

A line graph depicting growth of an investment in the ML Short-Term U.S. Government Fund, Inc.'s Class A and Class C Shares compared to growth of an investment in the Salomon Smith Barney 1-3 Year Treasury Index, the Salomon Smith Barney Six-Month Treasury Bill Index, and the Lehman Brothers Short Government Index (1-2 Years). Beginning and ending values are as follows:

                                        10/21/94**         5/01

ML Short-Term U.S.
Government Fund, Inc.++--
Class A Shares*                         $10,000           $14,663

ML Short-Term U.S.
Government Fund, Inc.++--
Class C Shares*                         $10,000           $14,035

Salomon Smith Barney 1-3 Year
Treasury Index++++                      $10,000           $15,278

Salomon Smith Barney Six-Month
Treasury Bill Index++++++               $10,000           $14,227

Lehman Brother Short Government
Index (1-2 Years)++++++++               $10,000           $14,407


A line graph depicting growth of an investment in the ML Short-Term U.S. Government Fund, Inc.'s Class B and Class D Shares compared to growth of an investment in the Salomon Smith Barney 1-3 Year Treasury Index, the Salomon Smith Barney Six-Month Treasury Bill Index, and the Lehman Brothers Short Government Index (1-2 Years). Beginning and ending values are as follows:

                                        8/02/91**          5/01

ML Short-Term U.S.
Government Fund, Inc.++--
Class B Shares*                         $10,000           $15,295

ML Short-Term U.S.
Government Fund, Inc.++--
Class D Shares*                         $10,000           $15,891

Salomon Smith Barney 1-3 Year
Treasury Index++++                      $10,000           $18,072

Salomon Smith Barney Six-Month
Treasury Bill Index++++++               $10,000           $16,166

Lehman Brother Short Government
Index (1-2 Years)++++++++               $10,000           $17,151



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Short-Term U.S. Government Fund, Inc., invests primarily in short-term US Government agency securities, including mortgage-backed and asset-backed securities, with a portfolio weighted average effective duration of less than three years.
++++The Salomon Smith Barney 1-3 Year Treasury Index consists of all US Treasury Securities with a remaining average life of at least one year but less than three years. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94 and in the Class B and Class D Shares' graph is from 8/31/91.
++++++This unmanaged Index is comprised of all USTreasury bills maturing in up to six months. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94 and in the Class B and Class D Shares' graph is from 7/31/91.
++++++++This unmanaged Index is comprised of all USGovernment agency and Treasury securities with maturities of one to two years. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94 and in the Class B and Class D Shares' graph is from 7/31/91.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 3/31/01                     +6.62%         +5.56%
Five Years Ended 3/31/01                   +5.96          +5.75
Inception (10/21/94) through 3/31/01       +6.20          +6.04

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 3/31/01                     +5.89%         +4.89%
Five Years Ended 3/31/01                   +5.12          +5.12
Inception (8/02/91) through 3/31/01        +4.44          +4.44

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 3/31/01                     +5.88%         +4.88%
Five Years Ended 3/31/01                   +5.07          +5.07
Inception (10/21/94) through 3/31/01       +5.31          +5.31

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 3/31/01                     +6.44%         +5.38%
Five Years Ended 3/31/01                   +5.67          +5.46
Inception (8/02/91) through 3/31/01        +4.96          +4.86

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                      Since
                                                                       6-Month        12-Month      Inception      Standardized
As of May 31, 2001                                                   Total Return   Total Return   Total Return    30-Day Yield
ML Short-Term U.S. Government Fund, Inc. Class A Shares                  +3.88%         +6.68%        +48.12%          5.18%
ML Short-Term U.S. Government Fund, Inc. Class B Shares                  +3.67          +6.11         +52.96           4.81
ML Short-Term U.S. Government Fund, Inc. Class C Shares                  +3.68          +6.11         +40.36           4.83
ML Short-Term U.S. Government Fund, Inc. Class D Shares                  +3.83          +6.53         +60.51           5.08

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception dates are from 10/21/94 for Class A & Class C
Shares and from 8/02/91 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                    Face                                                                            Percent of
                                   Amount                   Issue                                        Value      Net Assets
             Adjustable Rate     $   779,900  DLJ Mortgage Acceptance Corp., REMIC (a), 91-6-A1,
             Obligations***                   7.82% due 9/25/2021                                       $    797,080    0.6%
                                              Fannie Mae:
                                   4,392,499    7.694% due 12/01/2018                                      4,470,732    3.3
                                   1,273,005    7.74% due 12/01/2021                                       1,269,707    0.9
                                   1,221,457    8.211% due 12/01/2021                                      1,252,930    0.9
                                              Freddie Mac:
                                   1,062,431    7.744% due 5/01/2015                                       1,128,169    0.8
                                     565,290    7.888% due 1/01/2016                                         565,986    0.4
                                   2,842,320    7.616% due 1/01/2019                                       2,889,101    2.1
                                   1,250,669    7.777% due 9/01/2019                                       1,267,666    0.9
                                   1,191,680    7.584% due 3/01/2020                                       1,188,153    0.9
                                   9,453,824    7.667% due 6/01/2020                                       9,657,488    7.0
                                      60,020    7.345% due 8/01/2020                                          60,076    0.0
                                   1,908,747    8.155% due 10/01/2023                                      1,959,656    1.4
                                   2,380,907    7.719% due 8/01/2031                                       2,412,526    1.8
                                     266,185  Freddie Mac, REMIC (a), 2200-FB, 4.68% due 11/20/2023          267,633    0.2
                                   8,000,000  MBNA Master Credit Card Trust-2001-A-A, 4.273%
                                              due 7/15/2008                                                8,002,480    5.8

                                              Total Investments in Adjustable Rate Obligations
                                              (Cost $37,434,874)                                          37,189,383   27.0


             Collateralized                   Freddie Mac, REMIC (a):
             Mortgage              2,000,000    1504-PM, 7% due 11/15/2006                                 2,067,260    1.5
             Obligations*          2,000,000    1843-D, 7% due 1/15/2024                                   2,053,020    1.5
                                   1,284,782    2123-KA, 6.25% due 2/15/2027                               1,294,675    0.9
                                   3,348,747    2212-A, 7% due 10/15/2027                                  3,434,073    2.5

                                              Total Investments in Collateralized Mortgage
                                              Obligations (Cost--$8,430,291)                               8,849,028    6.4


             Derivative           11,699,324  DLJ Mortgage Acceptance Corp., REMIC (a), 92-6-A1,
             Mortgage-Backed                  0.6629% due 7/25/2022                                          106,404    0.1
             Obligations (b)

                                              Total Investments in Derivative Mortgage-Backed
                                              Obligations (Cost--$319,288)                                   106,404    0.1


             Fixed Rate            5,000,000  Daimler Chrysler Auto Trust 2001-B-A3                        4,999,185    3.6
             Asset-Backed
             Obligations**

                                              Total Investments in Fixed Rate Asset-Backed
                                              Obligations (Cost--$4,999,185)                               4,999,185    3.6


             Fixed Rate            5,000,000  CS First Boston Mortgage Securities Corporation,
             Mortgage-Backed                  2001-CF2-A2, 5.935% due 1/15/2006                            5,137,500    3.7
             Obligations*                     Fannie Mae:
                                   4,113,957    6.50% due 9/01/2006 (c)                                    4,158,923    3.0
                                   5,318,712    6.50% due 2/01/2029 - 9/01/2029                            5,261,566    3.8
                                   8,000,000    7% due 5/01/2016                                           8,174,227    5.9
                                  10,015,191    7% due 5/01/2029 - 4/01/2030                              10,110,871    7.4
                                   3,574,666    7.50% due 11/01/2026 - 3/01/2029                           3,676,342    2.7
                                              Freddie Mac--Gold Program:
                                   6,556,338    6.50% due 12/01/2015                                       6,607,226    4.8
                                   6,172,535    6.50% due 4/01/2029 - 9/01/2030                            6,113,334    4.4
                                   7,373,873    7% due 11/01/2015                                          7,543,111    5.5
                                   1,452,130  GMAC Commercial Mortgage Securities Inc., REMIC,
                                              97-C1-A1, 6.83% due 12/15/2003                               1,474,382    1.1

                                              Total Investments in Fixed Rate Mortgage-Backed
                                              Obligations (Cost--$56,939,723)                             58,257,482   42.3


             US Government &       2,000,000  Fannie Mae, 7% due 7/15/2005                                 2,120,000    1.5
             Agency Obligations               Federal Home Loan Bank:
                                   1,000,000    6.75% due 2/01/2002                                        1,018,440    0.7
                                   4,000,000    5.375% due 1/05/2004                                       4,048,760    3.0
                                   3,200,000  Freddie Mac, 7.375% due 5/15/2003                            3,364,000    2.5
                                              US Treasury Notes:
                                   5,100,000    4.25% due 11/15/2003                                       5,075,316    3.7
                                   5,300,000    5.25% due 5/15/2004                                        5,392,750    3.9
                                   2,500,000    6.75% due 5/15/2005                                        2,667,975    1.9
                                   2,000,000    7% due 7/15/2006                                           2,172,820    1.6

                                              Total Investments in US Government & Agency
                                              Obligations (Cost--$25,168,082)                             25,860,061   18.8



Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                   Face                                                                             Percent of
                                  Amount                    Issue                                        Value      Net Assets
SHORT-TERM   Repurchase          $ 5,500,000  Morgan Stanley & Co., Inc., purchased on
SECURITIES   Agreements****                   5/31/2001 to yield 4.13% to 6/01/2001                     $  5,500,000    4.0%

                                              Total Short-Term Securities (Cost - $5,500,000)              5,500,000    4.0

                                              Total Investments (Cost--$138,791,443)                     140,761,543  102.2

                                              Liabilities in Excess of Other Assets                      (3,045,463)   (2.2)
                                                                                                        ------------  ------
                                              Net Assets                                                $137,716,080  100.0%
                                                                                                        ============  ======



(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.
***Adjustable Rate Obligations have coupon rates which reset periodically.
****Repurchase Agreements are fully collateralized by US Government
& Agency Obligations.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 2001
Assets:             Investments, at value (identified cost--$138,791,443)                                   $140,761,543
                    Cash                                                                                          43,262
                    Receivables:
                      Securities sold                                                      $  1,915,400
                      Interest                                                                  979,429
                      Principal paydowns                                                        430,014
                      Capital shares sold                                                       116,041        3,440,884
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    92,484
                                                                                                            ------------
                    Total assets                                                                             144,338,173
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    4,999,185
                      Capital shares redeemed                                                   407,300
                      Dividends to shareholders                                                 252,440
                      Reorganization costs                                                      189,277
                      Investment adviser                                                         38,056
                      Distributor                                                                31,843        5,918,101
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       703,992
                                                                                                            ------------
                    Total liabilities                                                                          6,622,093
                                                                                                            ------------


Net Assets:         Net assets                                                                              $137,716,080
                                                                                                            ============


Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $    194,171
                    Class B Common Stock, $.10 par value, 600,000,000 shares
                    authorized                                                                                   701,243
                    Class C Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   180,633
                    Class D Common Stock, $.10 par value, 200,000,000 shares
                    authorized                                                                                   376,592
                    Paid-in capital in excess of par                                                         160,480,934
                    Accumulated realized capital losses on investments--net                                 (26,187,593)
                    Unrealized appreciation on investments--net                                                1,970,100
                                                                                                            ------------
                    Net assets                                                                              $137,716,080
                                                                                                            ============


Net Asset           Class A--Based on net assets of $18,470,308 and 1,941,707
Value:                       shares outstanding                                                             $       9.51
                                                                                                            ============
                    Class B--Based on net assets of $66,454,092 and 7,012,428
                             shares outstanding                                                             $       9.48
                                                                                                            ============
                    Class C--Based on net assets of $17,119,010 and 1,806,328
                             shares outstanding                                                             $       9.48
                                                                                                            ============
                    Class D--Based on net assets of $35,672,670 and 3,765,915
                             shares outstanding                                                             $       9.47
                                                                                                            ============


                    See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 2001
Investment          Interest and discount earned, net of discount and premium
Income:             amortization                                                                            $  7,050,378

Expenses:           Investment advisory fees                                               $    448,739
                    Account maintenance and distribution fees--Class B                          286,757
                    Reorganization expenses                                                     240,932
                    Accounting services                                                         148,113
                    Professional fees                                                           144,922
                    Registration fees                                                            76,818
                    Account maintenance and distribution fees--Class C                           72,328
                    Printing and shareholder reports                                             65,542
                    Transfer agent fees--Class B                                                 58,479
                    Custodian fees                                                               28,159
                    Account maintenance fees--Class D                                            27,907
                    Directors' fees and expenses                                                 25,406
                    Transfer agent fees--Class D                                                 18,839
                    Transfer agent fees--Class C                                                 11,973
                    Transfer agent fees--Class A                                                 10,719
                    Pricing fees                                                                  7,206
                    Other                                                                        18,964
                                                                                           ------------
                    Total expenses                                                                             1,691,803
                                                                                                            ------------
                    Investment income--net                                                                     5,358,575
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                          (771,638)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss)         investments--net                                                                           2,028,999
On Investments                                                                                              ------------
--Net               Net Increase in Net Assets Resulting from Operations                                    $  6,615,936
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year
                                                                                                  Ended  May 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  5,358,575     $  4,020,597
                    Realized loss on investments--net                                         (771,638)        (287,717)
                    Change in unrealized appreciation/depreciation on investments--net        2,028,999        (468,611)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,615,936        3,264,269
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                 (687,275)         (52,127)
                      Class B                                                               (2,965,416)      (2,994,558)
                      Class C                                                                 (722,654)        (429,148)
                      Class D                                                               (1,224,162)        (544,764)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (5,599,507)      (4,020,597)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                       57,560,977      (9,591,010)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  58,577,406     (10,347,338)
                    Beginning of year                                                        79,138,674       89,486,012
                                                                                           ------------     ------------
                    End of year                                                            $137,716,080     $ 79,138,674
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                                    Class A
from information provided in the financial statements.                              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000       1999      1998     1997++
Per Share           Net asset value, beginning of year                $   9.44   $   9.52  $   9.61  $   9.65   $   9.54
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .54        .52       .53       .57        .59
                      Realized and unrealized gain (loss)
                      on investments--net                                  .07      (.08)     (.09)     (.04)        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .61        .44       .44       .53        .69
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                          (.54)      (.52)     (.53)     (.57)      (.58)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.51   $   9.44  $   9.52  $   9.61   $   9.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.68%      4.76%     4.59%     5.66%      7.48%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          1.00%       .95%      .92%      .92%       .89%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.24%       .95%      .92%      .92%       .89%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.29%      5.50%     5.43%     5.93%      6.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 18,470   $  1,147  $    947  $  1,071   $    265
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.18%     41.63%    48.76%    47.55%     18.48%
                                                                      ========   ========  ========  ========   ========



The following per share data and ratios have been derived                                  Class B
from information provided in the financial statements.                            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999      1998      1997++
Per Share           Net asset value, beginning of year                $   9.41   $   9.49  $   9.58  $   9.62   $   9.53
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .49        .45       .46       .50        .51
                      Realized and unrealized gain (loss) on
                      investments--net                                     .07      (.08)     (.09)     (.04)        .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .56        .37       .37       .46        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.49)      (.45)     (.46)     (.50)      (.51)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.48   $   9.41  $   9.49  $   9.58   $   9.62
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.11%      3.96%     3.78%     4.85%      6.44%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding reorganization expenses          1.51%      1.73%     1.70%     1.70%      1.65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.73%      1.73%     1.70%     1.70%      1.65%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.95%      4.72%     4.66%     5.19%      5.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 66,454   $ 54,126  $ 72,875  $ 85,094   $106,061
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.18%     41.63%    48.76%    47.55%     18.48%
                                                                      ========   ========  ========  ========   ========


The following per share data and ratios have been derived                                  Class C
from information provided in the financial statements.                            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997++
Per Share           Net asset value, beginning of year                $   9.41   $   9.49  $   9.58  $   9.63   $   9.53
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .49        .44       .45       .49        .50
                      Realized and unrealized gain (loss) on
                      investments--net                                     .07      (.08)     (.09)     (.05)        .11
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .56        .36       .36       .44        .61
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.49)      (.44)     (.45)     (.49)      (.51)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.48   $   9.41  $   9.49  $   9.58   $   9.63
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.11%      3.92%     3.74%     4.71%      6.51%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          1.51%      1.75%     1.73%     1.74%      1.70%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.74%      1.75%     1.73%     1.74%      1.70%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.96%      4.70%     4.62%     5.15%      5.34%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 17,119   $ 12,400  $  6,256  $  4,434   $  5,315
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.18%     41.63%    48.76%    47.55%     18.48%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc., May 31, 2001


FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                                  Class D
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999      1998       1997++
Per Share           Net asset value, beginning of year                $   9.40   $   9.49  $   9.58  $   9.62   $   9.52
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .53        .50       .51       .55        .57
                      Realized and unrealized gain (loss)
                      on investments--net                                  .07      (.09)     (.09)     (.04)        .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .60        .41       .42       .51        .66
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.53)      (.50)     (.51)     (.55)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.47   $   9.40  $   9.49  $   9.58   $   9.62
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.53%      4.39%     4.32%     5.40%      7.11%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          1.12%      1.21%     1.17%     1.18%      1.13%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.36%      1.21%     1.17%     1.18%      1.13%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.25%      5.24%     5.18%     5.70%      5.87%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 35,673   $ 11,466  $  9,408  $ 19,193   $ 13,267
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.18%     41.63%    48.76%    47.55%     18.48%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term U.S. Government Fund, Inc. (the "Fund") (formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of discount and premium) is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $240,932 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $22,583,161 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribu-tion Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .50%, on an annual basis, of the average daily value of the Fund's net assets. Effective September 29, 2000, the annual fee was changed to .40%.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account          Distribution
                                 Maintenance Fee          Fee

Class B                                .25%               .50%
Class C                                .25%               .55%
Class D                                .25%               --


Effective September 29, 2000, the annual rates were changed to:


                                     Account          Distribution
                                 Maintenance Fee          Fee

Class B                                .10%               .30%
Class C                                .10%               .30%
Class D                                .10%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                              FAMD       MLPF&S

Class D                       $81         $919


For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $98,883 and $1,188 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 2001, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $3,216 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimbursed MLIM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed MLIM an aggregate of $110,772 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $75,564,997 and $83,465,844, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized gains as of May 31, 2001 were as follows:


                                Realized         Unrealized
                                 Losses            Gains

Long-term investments        $   (771,638)     $   1,970,100
                             ------------      -------------
Total                        $   (771,638)     $   1,970,100
                             ============      =============


As of May 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,970,100, of which $2,549,158 related to appreciated securities and $579,058 related to depreciated securities. The aggregate cost of investments at May 31, 2001 for Federal income tax purposes was $138,791,443.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $57,560,977 and ($9,591,010) for the years ended
May 31, 2001 and May 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           623,346   $  5,905,940
Shares issued resulting from
reorganization                      2,771,532     26,187,227
Shares issued to shareholders
in reinvestment of dividends            7,720         73,117
                                 ------------   ------------
Total issued                        3,402,598     32,166,284
Shares redeemed                    (1,582,473)   (15,037,598)
                                 ------------   ------------
Net increase                        1,820,125   $ 17,128,686
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           113,133   $  1,072,585
Shares issued to shareholders
in reinvestment of dividends            3,332         31,611
                                 ------------   ------------
Total issued                          116,465      1,104,196
Shares redeemed                       (94,370)      (895,372)
                                 ------------   ------------
Net increase                           22,095   $    208,824
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                         1,855,558   $ 17,517,815
Shares issued resulting from
reorganization                      2,675,573     25,190,345
Shares issued to shareholders
in reinvestment of dividends          171,266      1,615,546
                                 ------------   ------------
Total issued                        4,702,397     44,323,706
Automatic conversion of shares      (248,780)    (2,344,196)
Shares redeemed                   (3,195,997)   (30,133,164)
                                 ------------   ------------
Net increase                        1,257,620   $ 11,846,346
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         1,921,184  $  18,171,603
Shares issued to shareholders
in reinvestment of dividends          172,472      1,631,722
                                 ------------   ------------
Total issued                        2,093,656     19,803,325
Automatic conversion of shares        (11,515)      (109,033)
Shares redeemed                    (4,005,245)   (37,879,931)
                                 ------------   ------------
Net decrease                       (1,923,104)  $(18,185,639)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           578,085   $  5,464,368
Shares issued resulting from
reorganization                        283,775      2,671,744
Shares issued to shareholders
in reinvestment of dividends           17,037        160,803
                                 ------------   ------------
Total issued                          878,897      8,296,915
Shares redeemed                      (390,960)    (3,687,052)
                                 ------------   ------------
Net increase                          487,937   $  4,609,863
                                  ============  ============





Class C Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         1,061,147   $ 10,031,362
Shares issued to shareholders
in reinvestment of dividends           16,842        159,415
                                 ------------   ------------
Total issued                        1,077,989     10,190,777
Shares redeemed                      (418,492)    (3,959,435)
                                 ------------   ------------
Net increase                          659,497   $  6,231,342
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           769,592   $  7,289,560
Shares issued resulting from
reorganization                      2,580,894     24,288,462
Automatic conversion of shares        248,886      2,344,196
Shares issued to shareholders
in reinvestment of dividends           72,646        685,669
                                 ------------   ------------
Total issued                        3,672,018     34,607,887
Shares redeemed                    (1,125,713)   (10,631,805)
                                 ------------   ------------
Net increase                        2,546,305   $ 23,976,082
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           664,766   $  6,285,169
Automatic conversion of shares         11,524        109,033
Shares issued to shareholders
in reinvestment of dividends           33,022        312,238
                                 ------------   ------------
Total issued                          709,312      6,706,440
Shares redeemed                      (481,246)    (4,551,977)
                                 ------------   ------------
Net increase                          228,066   $  2,154,463
                                 ============   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended May 31, 2001.

6. Capital Loss Carryforward:
At May 31, 2001, the Fund had a net capital loss carryforward of approximately $25,447,000, of which $7,495,000 expires in 2002, $4,771,000 expires in 2003, $4,673,000 expires in 2004, $252,000 expires in 2005, $5,460,000 expires in 2006, $2,446,000 expires in
2007, $116,000 expires in 2008 and $234,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition of Merrill Lynch Intermediate Government
Bond Fund:
On December 18, 2000, the Fund acquired all of the net assets of Merrill Lynch Intermediate Government Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,121,221 shares of common stock of Merrill Lynch Intermediate Government Bond Fund for 8,311,774 shares of common stock of the Fund. Merrill Lynch Intermediate Government Bond Fund's net assets on that date of $78,337,778, including $1,606,034 of net unrealized appreciation and $12,802,789 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $148,739,292.




INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term U.S. Government Fund, Inc. as of May 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term U.S. Government Fund, Inc. as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 12, 2001



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch Short-Term U.S. Government Fund, Inc. during the year ended May 31, 2001, 11.04% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.